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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
GRIC COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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April 16, 2003

To Our Stockholders:

        You are cordially invited to attend the 2003 annual meeting of stockholders of GRIC Communications, Inc., a Delaware corporation, to be held at the Sheraton San Jose Hotel, 1801 Barber Lane, Milpitas, California, on Wednesday, May 21, 2003, at 10:00 a.m., local time.

        The matters we expect to act upon at the meeting are described in the accompanying notice of annual meeting of stockholders and proxy statement.

        It is important that you use this opportunity to take part in the affairs of GRIC by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

        We look forward to seeing you at the meeting.

Sincerely,

David L. Teichmann Senior Vice President, General Counsel and Secretary

GRIC COMMUNICATIONS, INC.

1421 McCarthy Blvd.
Milpitas, California 95035

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

        NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of GRIC Communications, Inc., a Delaware corporation ("GRIC"), will be held at the Sheraton San Jose Hotel, 1801 Barber Lane, Milpitas, California, on Wednesday, May 21, 2003 at 10:00 a.m. local time, for the following purposes:

  1.
  To elect nine members of the board of directors, consisting of three Series A directors and six additional directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal. GRIC's board of directors intends to present the following nominees for election as directors:

Series A directors	Additional directors
Mark Hsu	Dr. Hong Chen
Kheng Nam Lee	Bharat Davé
Robert Shen	Roderick C. McGeary
Hock Chuan Tam
Gerald Wright
Joseph M. Zaelit
  2.
  To ratify the appointment of Ernst & Young LLP as GRIC's independent auditors for 2003.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These items of business are more fully described in the proxy statement accompanying this notice.

        Only stockholders of record at the close of business on March 31, 2003 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

BY ORDER OF THE BOARD OF DIRECTORS

David L. Teichmann Senior Vice President, General Counsel and Secretary

Milpitas, California
April 16, 2003

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

GRIC COMMUNICATIONS, INC.

1421 McCarthy Blvd.
Milpitas, California 95035

PROXY STATEMENT
2002 ANNUAL MEETING OF STOCKHOLDERS

April 16, 2003

        The accompanying proxy is solicited on behalf of the board of directors of GRIC Communications, Inc., a Delaware corporation (the "Company", "GRIC", "we" or "us"), for use at our annual meeting of stockholders to be held at the Sheraton San Jose Hotel, 1801 Barber Lane, Milpitas, California, on Wednesday, May 21, 2003, at 10:00 a.m. local time. Only stockholders of record at the close of business on March 31, 2003 will be entitled to vote at the meeting. At the close of business on the record date, we had 20,903,166 shares of common stock outstanding and entitled to vote and 8,719,879 shares of Series A preferred stock outstanding and entitled to vote. This proxy statement and the accompanying form of proxy were first mailed to stockholders on or about April 16, 2003. Our 2002 annual report on Form 10-K is enclosed with this proxy statement.

        Our principal executive offices are located at 1421 McCarthy Blvd., Milpitas, California 95035. Our telephone number at that location is (408) 955-1920.

VOTING RIGHTS AND SOLICITATION OF PROXIES

        Each share of our common stock and our Series A preferred stock outstanding on the record date is entitled to one vote on each matter to which such share is entitled to vote.

        Our certificate of incorporation currently provides for the election of directors as follows: So long as the total number of outstanding shares of Series A preferred stock is equal to or greater than 75% of the number of shares of Series A preferred stock originally issued by us, the holders of the Series A preferred stock, voting as a separate series, shall be entitled to elect three directors of which (A) two shall be designated by Asia Pacific Growth Fund III, L.P. and its affiliates (collectively, "Asia Pacific"), and (B) one shall be designated by Vertex Technology Fund (III) Ltd., Vertex Technology Fund (II) Ltd., Vertex Technology Fund Ltd. and their affiliates (collectively, "Vertex"). If the total number of outstanding shares of Series A preferred stock is less than 75% of the number of shares of Series A preferred stock originally issued by us, then these rights change, depending on the total number of outstanding shares of Series A preferred stock. The total number of outstanding shares of Series A preferred stock is currently equal to or greater than 75% of the number of shares of Series A preferred stock originally issued by us. Asia Pacific has designated Mark Hsu and Robert Shen to serve as directors and Vertex has designated Kheng Nam Lee to serve as a director.

        The holders of record of our common stock outstanding on the record date, voting as a separate class, are entitled to elect all directors not entitled to be elected by the holders of Series A preferred stock.

        Additionally, pursuant to the terms of an Amended and Restated Voting Agreement dated April 19, 2002, which we and the holders of Series A preferred stock entered into in connection with the issuance of the Series A preferred stock, (a) we granted Vertex the right to designate one of the additional directors to be voted upon by the holders of our common stock and (b) the holders of Series A preferred stock have agreed to vote their shares for each of the three directors nominated by the Series A preferred stockholders and the additional director nominated by Vertex. Vertex has designated Hock Chuan Tam to serve as one of the additional directors.

        The presence at the meeting, in person or by proxy, of (a) the holders of a majority of the shares of Series A preferred stock outstanding on the record date will constitute a quorum for the purposes of electing Series A directors, (b) the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum for the purposes of electing the additional directors and (c) the holders of a majority of the total voting power of the shares of our stock outstanding on the record date, on an as-converted basis, will constitute a quorum for the purposes of voting on each other item of business.

        The three directors to be elected by the Series A preferred stock will be elected by a plurality of the votes of the shares of Series A preferred stock present in person or represented by proxy at the meeting. The six additional directors to be elected will be elected by a plurality of the votes of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Proposal 2 requires for approval the affirmative vote of the majority of shares of all stock present in person or represented by proxy at the meeting and entitled to vote on the proposal. All votes will be tabulated by the inspector of election appointed for the meeting, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as negative votes with regard to Proposal 2.

        Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or, in the absence of such direction, in their own discretion if permitted by the stock exchange or other organization of which they are members. Members of the New York Stock Exchange are permitted to vote their clients' proxies in their own discretion as to certain "routine" proposals, such as all of the proposals to be voted on at the meeting. If a broker votes shares that are not voted by its clients for or against a proposal, those shares are considered present and entitled to vote at the meeting, and will be counted towards determining whether or not a quorum is present. Those shares will also be taken into account in determining the outcome of all of the proposals. Although all of the proposals to be voted on at the meeting are considered "routine," where a proposal is not "routine," a broker who has received no instructions from its clients generally does not have discretion to vote its clients' unvoted shares on that proposal. When a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, the missing votes are referred to as "broker non-votes." Those shares would be considered present for purposes of determining whether or not a quorum is present, but would not be considered entitled to vote on the proposal and would not be taken into account in determining the outcome of the non-routine proposal.

EXPENSES OF SOLICITATION

        The expenses of soliciting proxies to be voted at the meeting will be paid by GRIC. Following the original mailing of the proxies and other soliciting materials, we may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

REVOCABILITY OF PROXIES

        Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the meeting or at the meeting prior to the vote pursuant to the proxy. A proxy may be revoked (1) by a writing delivered to the Company (attention: David L. Teichmann) stating that the proxy is revoked, (2) by a subsequent proxy that is signed and dated by the person who signed the earlier proxy and is presented at the meeting or (3) by attendance at the meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee, and that stockholder wishes to vote at the meeting, the stockholder must bring to the meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        At the meeting, stockholders will elect nine members of the board of directors, consisting of three Series A directors and six additional directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation, death or removal.

        Asia Pacific has designated Mark Hsu and Robert Shen to serve as Series A directors and Vertex has designated Kheng Nam Lee to serve as a Series A director and Hock Chuan Tam to serve as an additional director.

        Our board of directors has nominated for election as directors each of the following persons to serve as additional directors until the next annual meeting of stockholders and until his successor has been duly elected and qualified or until such director's earlier resignation, death or removal: Dr. Hong Chen, Bharat Davé, Roderick McGeary, Gerald Wright and Joseph M. Zaelit.

        Our board of directors recommends a vote "for" each of the nine nominees. Shares represented by the accompanying proxy will be voted "for" the election of these nominees unless the proxy is marked in such a manner as to withhold authority so to vote. Our board currently has nine members and each of the nominees except for Roderick McGeary is currently a director of the Company. In the event that any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the present board may determine. Each of the nominees has agreed to serve as a director if elected, and we are not aware of any nominee who will be unable to or for good cause will not serve as a director.

        The following tables set forth the names of the nominees and information about each:

Series A Director Nominees

Name of Director	Age	Principal Occupation	Director Since
Mark Hsu(1)(3)	32	Vice President of H&Q Asia Pacific	2002
Kheng Nam Lee(1)(4)	55	President of Vertex Venture Holdings Ltd.	1999
Robert Shen(2)(3)(4)	56	Managing Director of H&Q Asia Pacific	2002

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Special Projects Committee

(4)
Member of the Nominating Committee

Additional Director Nominees

Name of Director	Age	Principal Occupation	Director Since
Dr. Hong Chen(3)(4)	40	Chairman of the Board of Directors	1994
Bharat Davé	50	Acting Chief Executive Officer, President, Chief Operating Officer and Director	2000
Roderick C. McGeary	52	Former Chairman and Chief Executive Officer of Brience Inc.	—
Hock Chuan Tam(2)(3)	41	Senior Vice President of Vertex Management Inc.	2002
Gerald Wright(2)	48	Executive Vice President and Chief Financial Officer of Siemens Canada Limited	2001
Joseph M. Zaelit(1)(2)(3)	58	Former Senior Vice President and Chief Financial Officer of Celestry Design Technologies, Inc.	2001

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Special Projects Committee

(4)
Member of the Nominating Committee

        Mark Hsu has served as a director since 2002. He has been Vice President of H&Q Asia Pacific since 2001. From December 1999 to 2001 he served as Director, Business Development of SINA Corporation, an online media company for global Chinese communities. From 1997 to 1999 he was an associate at the law firm of Simpson, Thacher and Bartlett. Mr. Hsu holds a B.A. degree in English Literature and Philosophy from University of California at Los Angeles and a J.D. degree from Columbia University School of Law.

        Kheng Nam Lee has served as a director since 1999. Since 1988, Mr. Lee has served Vertex Management, a venture capital investment and fund management group, in several capacities, including as President of Vertex Management (II) Pte Ltd since 1995. Mr. Lee holds a B.S. degree in Mechanical Engineering from Queen's University in Canada and a M.S. degree in Operations Research and System Analysis from the U.S. Naval Postgraduate School.

        Robert Shen has served as a director since 2002. He has been Managing Director of H&Q Asia Pacific since December 2001. From 1999 to September 2001 he held a variety of positions with Lucent Technologies, most recently as General Manager and Chief Technical Officer for Broadband Communications. From 1995 to 1999 he served as Chief Executive Officer of Enable Semiconductor, Inc. Mr. Shen holds B.S., M.S. and PhD degrees in Electrical Engineering from National Cheng-Kung University, Marquette University and Southern Methodist University, respectively.

        Dr. Hong Chen, one of our co-founders, has served as our Chairman since July 2002. Dr. Chen served as Chief Executive Officer from our inception in 1994 until January 2003 and was our Chairman from 1994 to July 1999. From 1993 to 1994, Dr. Chen was Senior Consultant with TRW Financial Systems, a systems integrator. Dr. Chen holds a B.S. degree in Computer Science from Xian Jiaotong

University and M.S. and PhD degrees in Computer Science from State University of New York at Stony Brook.

        Bharat Davé has served as our Acting Chief Executive officer since January 2003, as President since March 2001 and as Chief Operating Officer since September 2000. He has been a director since October 2000. From October 1998 to September 2000, he was employed by Infineon Technologies Corporation, a manufacturer of semiconductor products, as President and CEO North America. From 1988 to September 1998, he held a variety of positions at Siemens Business Communications Systems, Inc. Mr. Davé holds a B.S. degree in Electrical Engineering from University of New Haven.

        Roderick C. McGeary served as Chief Executive Officer of Brience Inc. from July 2000 to July 2002. From 1999 to June 2000 he served as President and Co-Chief Executive Officer of KPMG Consulting Inc. From 1993 to 1998 he was employed by KPMG LLP, most recently as its Vice Chairman of Consulting. Mr. McGeary holds a B.S. degree in Accounting from Lehigh University.

        Hock Chuan Tam has served as a director since 2002. He has been Senior Vice President of Vertex Management Inc. since November 2000. From 1995 to 2000 he was employed as Managing Director by Temasek Holdings (Pte) Ltd and Temasek Capital (Pte) Ltd. Mr. Tam holds a Hons. degree in Economics from University of Adelaide.

        Gerald Wright has served as a director since 2001. Since February 2002, Mr. Wright has been Executive Vice President and Chief Financial Officer of Siemens Canada Limited. From October 1998 to January 2002, he served as Executive Vice President and Chief Financial Officer of Siemens Corporation and from October 1996 to September 1998, he served in the same capacity with Siemens Business Communication Systems, Inc. Mr. Wright received an Industriekaufmann degree from the Chamber of Industry and Commerce of Nüremberg and studied Business Administration at the University of Buenos Aires.

        Joseph M. Zaelit has served as a director since 2001. From July 2002 to February 2003, Mr. Zaelit served as Executive Vice President, Finance and Administration and Chief Financial Officer of Celestry Design Technologies, Inc. From January 1999 to November 2001, he served as our Senior Vice President, Finance and Administration and Chief Financial Officer. From 1993 to June 1998, he was employed by VeriFone, Inc., a manufacturer of electronic payment equipment, most recently as Senior Vice President, Finance and Administration and Chief Financial Officer. From 1973 to 1993, Mr. Zaelit held a variety of senior financial positions at Hewlett-Packard Company, most recently as Corporate Treasury Manager. Mr. Zaelit holds a B.S. degree in Accounting and an M.B.A. degree from the University of Utah, and is a Certified Public Accountant licensed in California.

Board of Directors Meetings and Committees

        Board of Directors.    During 2002, our board met fifteen times, including eleven telephone conference meetings. Paul Huang, who has elected not to stand for re-election in 2003, Kheng Nam Lee, Robert Shen and Gerald Wright each attended fewer than 75% of these meetings. Each of the other incumbent directors attended 75% or more of the aggregate of the total number of meetings of the board and all committees of the board on which he served that were held during the period that such person was a director.

        Standing committees of the board include a Compensation Committee, an Audit Committee and a Nominating Committee. The board also currently has a Special Projects Committee.

        Compensation Committee.    Messrs. Hsu, Huang, Lee and Zaelit are the members of the Compensation Committee. Mr. Huang is the chairman of the Compensation Committee. The Compensation Committee met two times during 2002. The Compensation Committee makes decisions regarding all forms of salary paid to the executive officers of the Company; makes decisions regarding the grants of all forms of bonus compensation and recommendations regarding equity compensation for executive officers. It also makes decisions regarding the long-term strategy of employee compensation, including the types of stock and other compensation plans to be used and the share amounts reserved thereunder and any other compensation matters as from time to time directed by the board of directors. The Compensation Committee also administers our employee stock purchase and stock option plans.

        Audit Committee.    Messrs. Shen, Tam, Wright and Zaelit are the members of the Audit Committee. Mr. Wright is the chairman of the Audit Committee. The Audit Committee met five times during 2002. The Audit Committee reviews the adequacy of the Company's internal control systems and financial reporting procedures, the general scope of the Company's annual audit and the fees charged by the independent auditors and monitors the performance of non-audit services by the Company's independent auditors. The committee is responsible for reviewing the fairness of any proposed Company transaction with an officer, director or other affiliate (other than transactions subject to the review of the Compensation Committee), and after such review, it makes recommendations to the full board. The committee also performs such other functions as may be required by any stock exchange or over-the-counter market upon which our common stock is listed. Mr. Zaelit was our Senior Vice President, Finance and Administration and Chief Financial Officer until November 2001. In appointing Mr. Zaelit to the Audit Committee, our board determined that the appointment of Mr. Zaelit is in the best interests of GRIC and the stockholders, notwithstanding the fact that he is not an "independent director" as defined by the rules of The Nasdaq Stock Market. The composition of the Audit Committee conforms to the independence, financial experience and financial understanding requirements set forth in the rules of The Nasdaq Stock Market.

        Nominating Committee.    Messrs. Chen, Lee and Shen are the current members of the Nominating Committee. Messrs. Lee and Shen joined the Nominating Committee in July 2002. The Nominating Committee did not meet in 2002.

        Special Projects Committee.    Messrs. Chen, Hsu, Tam and Zaelit are the current members of the Special Projects Committee with Mr. Zaelit currently serving as the chairman. The Special Projects Committee examines and seeks financing and strategic venture opportunities for the Company. No formal meetings of the Special Projects Committee were held during 2002.

Votes Required

        Directors are elected by a plurality of the votes present in person at the meeting or represented by proxy and entitled to vote.

Our board of directors recommends that the stockholders
vote "FOR" the election of each of the nominees listed above.

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The board of directors has selected Ernst & Young LLP, independent auditors, to audit GRIC's financial statements for the year ending December 31, 2003, and recommends that the stockholders vote to ratify such appointment. In the event of a negative vote on such ratification, the board of directors will reconsider its selection. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement at the meeting if they desire to do so and are expected to be available to respond to appropriate questions.

        During the fiscal year ended December 31, 2002, the aggregate fees billed by Ernst & Young LLP, our independent auditors, for professional services were as follows:

  Audit Fees.

        Fees for the last fiscal year were $289,500 for the annual audit and quarterly reviews.

  Financial Information Systems Design and Implementation Fees.

        Ernst & Young LLP did not provide any financial information systems design or implementation services in the fiscal year ended December 31, 2002.

  All Other Fees.

        Fees for the last fiscal year were $162,631 for audit related services and $60,237 for nonaudit related services. Of these nonaudit related services, $39,630 were related to fees for tax compliance and preparation. Audit related services generally include fees for statutory audits, accounting consultations and SEC registration statements. Tax compliance and preparation services include preparation of original and amended tax returns, claims for refunds and tax payment-planning services. Other nonaudit related services include other tax advice, tax consultation and tax planning services outside of the scope of tax compliance and preparation, as well as other items.

        The Audit Committee considered whether the non-audit services rendered by Ernst & Young LLP were compatible with maintaining Ernst & Young LLP's independence as auditors of our financial statements and concluded that they were.

Vote Required

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the meeting will be required to ratify the selection of Ernst & Young LLP.

Our board of directors recommends that the stockholders
vote "FOR" the ratification of the appointment of Ernst & Young LLP as GRIC's independent auditors for the fiscal year ending December 31, 2003.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information, as of March 31, 2003, with respect to the beneficial ownership of our Series A preferred stock and our common stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Series A preferred stock or our common stock, (ii) each director and director nominee of GRIC, (iii) each Named Executive Officer (as defined below) and (iv) all current directors and executive officers of GRIC as a group. All holders of our Series A preferred stock are deemed to be beneficial owners of all of the outstanding shares of Series A preferred stock, due to their shared voting power. All shares of our Series A preferred stock are immediately convertible into shares of our common stock, so they are also deemed outstanding shares of common stock for purposes of this table.

	Series A Preferred Stock		Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class	Number of Shares Beneficially Owned(1)	Percentage of Class
Kheng Nam Lee(2)(3)(4)	10,978,913	100%	14,008,840	40.9%
Vertex Technology Fund Ltd.(2)(3)
Vertex Technology Fund (II) Ltd.(2)(3)
Vertex Technology Fund (III) Ltd.(2)(3)
Green Dot Capital (BVI) Inc.(5)
Singapore Computer Systems Limited(6)
STT Ventures Ltd.(7)
Mark Hsu(8)(9)	10,978,913	100%	12,358,742	36.1%
Asia Pacific Growth Fund III, L.P.(8)
Robert Shen(8)(10)	10,978,913	100%	11,305,174	33.0%
Hock Chuan Tam(2)(3)(11)	10,978,913	100%	11,305,174	33.0%
Dr. Hong Chen(12)	—	—	1,807,757	5.3%
Bharat Davé(13)	—	—	659,906	1.9%
Joseph M. Zaelit(14)	—	—	376,382	1.1%
Dr. Yen-Son (Paul) Huang(15)	—	—	260,333	*
David L. Teichmann(16)	—	—	222,520	*
Michael A. Smart(17)	—	—	104,814	*
John Rasmus(18)	—	—	26,300	*
Gerald Wright(19)	—	—	10,000	*
Roderick C. McGeary	—	—	—	*
All current directors and executive officers as a group (15 persons)(20)	10,978,913	100%	19,224,443	56.2%

*
Represents less than 1% of our outstanding common stock and Series A preferred stock, on an as-converted basis.
(1)
This table is based on information supplied by executive officers, directors, director nominees and principal stockholders of GRIC and on any Schedules 13D or 13G filed with the SEC. Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after March 31, 2003 are deemed outstanding for that person, but not for any other person. The number of common shares beneficially owned also includes any shares of Series A preferred stock beneficially owned, on an as-converted basis. Unless otherwise indicated in the footnotes below: (a) the persons and entities named in the table have sole voting power and investment power with respect to all shares beneficially owned, subject to community property laws where applicable and (b) the address of the persons and entities named in the table above for purposes herein is in care of GRIC Communications, Inc., 1421 McCarthy Blvd., Milpitas, CA 95035.

(2)
Of the Series A preferred stock beneficially owned, includes shares of Series A preferred stock held by Vertex Technology Fund Ltd. ("VTF") (602,409), Vertex Technology Fund (II) Ltd. ("VTF2") (602,409) and Vertex Technology Fund (III) Ltd. ("VTF3" and, together with VTF and VTF2, the "Vertex entities") (602,409), and shares of Series A preferred stock that may be obtained upon exercise of warrants held by VTF (150,602), VTF2 (150,602) and VTF3 (150,602). Also includes shares of Series A preferred stock held by Asia Pacific Growth Fund III, L.P. ("APGF III") (6,024,096), Green Dot Capital (BVI) Inc. ("GDC BVI")(301,204), Singapore Computer Systems Limited ("SCS")(301,204), STT Ventures Ltd ("STT") (602,409), shares of Series A preferred stock that may be obtained upon exercise of warrants held by APGF III (1,506,024), GDC BVI (75,301), SCS (75,301) and STT (150,602), to all of which the Vertex entities expressly disclaim beneficial ownership. The directors of Vertex Management (II) Pte Ltd ("VM2"), Siew Choon Tay, Soon Lim Sum, Kheng Nam Lee, Chee Yen Gan and Hock Kuan Cheo, and its President, Mr. Kheng Nam Lee, may be deemed to have the power to vote the shares held of record by the Vertex entities pursuant to a power of attorney granted by each of the Vertex entities to the President and directors of VM2. An investment committee consisting of Kheng Nam Lee, Joo Hock Chua, Frankie Siew Teck Tan, Choon Tat Yeo, Christina Mei Wen Lim, Hock Chuan Tam, Siew Choon Tay, Soon Lim Sum, Chee Yen Gan, Stephen Ching Yen Lee, James Harmon Levy, Samuel Shin-An Chow and Mark Leslie may be deemed to have the power to dispose of the shares held of record by the Vertex entities. In addition, Vertex Venture Holdings Ltd (formerly Vertex Venture Holdings Pte Ltd) ("VVH"), as the majority shareholder of the Vertex entities, and Singapore Technologies Pte Ltd ("STPL"), as the majority shareholder of VVH, may also be deemed to have the power to vote and dispose of these shares. Mr. Lee is the President of VTF and Mr. Tam is a Senior Vice President of Vertex Management, Inc., and Messrs. Lee and Tam are members of our Board of Directors. Each of Mr. Lee and Mr. Tam disclaims beneficial ownership of the shares held by each of the above entities, except to the extent he has a pecuniary interest in any of these entities or their holdings. The address of the Vertex entities is 77 Science Park Drive, #02-15 Cintech III, Singapore Science Park, Singapore 118256.
(3)
Of the common stock beneficially owned, includes shares held by VTF (688,240), Vertex Investment (II) Ltd. (1,946,426), Vertex Investment International (I) Inc. ("VII(1)") (54,000), GDC BVI (195,780) and SCS (120,481). The address of VII(1) is P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands.
(4)
Of the common stock beneficially owned, includes 25,000 shares subject to options.
(5)
The directors of GDC BVI, William Liu Wei Hai, Hark Seng Ng, Mong Tee Sim and Keng Chew Boey, may be deemed to have the power to vote and dispose of the shares held of record by GDC BVI. In addition, Green Dot Capital Pte. Ltd. ("GDCPL"), as the sole shareholder of GDC BVI, and STPL, as the sole shareholder of GDCPL, may be deemed to have the power to vote and dispose of GDC BVI's shares.
(6)
An investment committee consisting of Stephen Yeo, Liat Liam and Tong Sing Ng may be deemed to have the power to vote and dispose of the shares held of record by SCS. In addition, GDCPL, as a holder of 40% of the outstanding shares of SCS, and STPL, as the sole shareholder of GDCPL and holder of interests in certain other shareholders of SCS, may be deemed to have the power to vote and dispose of these shares.
(7)
STT Communications Ltd ("STT Comm"), as the sole shareholder of STT, Singapore Technologies Telemedia Pte Ltd ("ST Tel"), as the majority shareholder of STT Comm, and

  STPL, as the sole shareholder of ST Tel, may be deemed to have the power to vote and dispose of STT's shares. In addition, the directors of STT, Uday K. Gujadhur, Y. K. Juwaheer, the directors of STT Comm and ST Tel, Guong Ching Tan, Theng Kiat Lee, Soon Lim Sum, Bertie Cheng, Kok Quan Tan, Siew Choon Tay, Ming Seong Lim, Premod Paul Thomas, and the directors of STPL, Ming Kian Teo, Ching Ho, Peter Sheah, Siew Choon Tay, Davinder Singh and Kok Siew Wong, may be deemed to have the power to vote and dispose of the shares held by STT.

(8)
Of the Series A preferred stock beneficially owned, includes shares of Series A preferred stock held by APGF III (6,024,096) and shares of Series A preferred stock that may be obtained upon exercise of warrants held by APGF III (1,506,024). Also includes shares held by GDC BVI (301,204), SCS (301,204), STT (602,409), VTF (602,409), VTF2 (602,409), VTF3 (602,409), shares of Series A preferred stock that may be obtained upon exercise of warrants held by GDC BVI (75,301), SCS (75,301), STT (150,602), VTF (150,602), VTF2 (150,602) and VTF3 (150,602), to all of which APGF III expressly disclaims beneficial ownership. Mr. Ta-lin Hsu, as chairman of the general partner of APGF III, may be deemed to have the power to vote and dispose of the shares held of record by APGF III. Ta-lin Hsu was a member of our board of directors prior to May 2000. Mark Hsu and Mr. Shen are members of our board of directors. Mark Hsu is a Vice President of H&Q Asia Pacific and Mr. Shen is a Managing Director of H&Q Asia Pacific. Mark Hsu and Mr. Shen each disclaims beneficial ownership of the shares held by these entities, except to the extent he has a pecuniary interest in any of these entities or their holdings. The address of APGF III is 156 University Avenue, Palo Alto, California 94301.
(9)
Of the common stock beneficially owned, includes 10,000 shares subject to options.
(10)
Of the common stock beneficially owned, includes 10,000 shares subject to options.
(11)
Of the common stock beneficially owned, includes 10,000 shares subject to options.
(12)
Includes 557,000 shares subject to options. Does not include 535,714 shares held by Dr. Chen's spouse, Lynn Y. Liu.
(13)
Includes 649,000 shares subject to options and 1,050 shares held of record by Neil Davé and 100 shares held by Jayesh Davé, each a son of Mr. Davé. Mr. Davé disclaims beneficial ownership of shares held by Jayesh Davé.
(14)
Includes 1,000 shares held of record by Daniel Zaelit and 1,000 shares held of record by Joseph C. Zaelit, each a son of Mr. Zaelit, and 318,399 shares subject to options. Mr. Zaelit disclaims beneficial ownership of the shares held by Joseph C. Zaelit.
(15)
Includes 22,500 shares subject to options and 97,498 shares held of record by The Huang Revocable Living Trust dated February 7, 1996, of which Mr. Huang is a trustee.
(16)
Includes 200 shares held of record by each of Mr. Teichmann's two minor children and 195,014 shares subject to options.
(17)
Includes 94,200 shares subject to options.
(18)
Includes 25,300 shares subject to options.
(19)
Includes 10,000 shares subject to options.
(20)
Includes 2,036,734 shares subject to options.

EXECUTIVE OFFICERS

        The following table sets forth information with respect to persons who served as an executive officer as of March 31, 2003.

Name	Age	Position
Dr. Hong Chen(1)	40	Chairman of the Board of Directors
Bharat Davé (1)	50	Acting Chief Executive Officer, President and Chief Operating Officer and Director
Kim S. Silverman	37	Vice President and Chief Financial Officer
Michael A. Smart	49	Vice President and General Manager, Engineering and Product Management
David L. Teichmann	47	Senior Vice President, General Counsel and Secretary

(1)
Mr. Chen resigned as our Chief Executive Officer and Mr. Davé was appointed as our Acting Chief Executive Officer on January 29, 2003.

        Dr. Hong Chen, one of our co-founders, has served as our Chairman since July 2002. Dr. Chen served as Chief Executive Officer from our inception in 1994 until January 2003, as Chairman from 1994 to July 1999 and as President from July 1999 to March 2000. From 1993 to 1994, Dr. Chen was Senior Consultant with TRW Financial Systems, a systems integrator. Dr. Chen holds a B.S. degree in Computer Science from Xian Jiaotong University and M.S. and PhD degrees in Computer Science from State University of New York at Stony Brook.

        Bharat Davé has served as our Acting Chief Executive officer since January 2003, as President since March 2001 and as Chief Operating Officer since September 2000. He has been a director since October 2000. From October 1998 to September 2000, he was employed by Infineon Technologies Corporation, a manufacturer of semiconductor products, as President and CEO North America. From 1988 to September 1998, he held a variety of positions at Siemens Business Communications Systems, Inc. Mr. Davé holds a B.S. degree in Electrical Engineering from University of New Haven.

        Kim S. Silverman has served as our Vice President and Chief Financial Officer since November 2001. From February 2001 to October 2001, she served as Vice President and Corporate Controller and from 1997 to January 2001, she was our Corporate Controller. From 1995 to 1997, Ms. Silverman was employed with Silicon Graphics, Inc. Ms. Silverman holds a B.S. degree in Accounting from the University of Colorado and is a Certified Public Accountant licensed in California.

        Michael A. Smart has served as our Vice President and General Manager, Engineering and Product Management since July 2002. He was our Vice President and General Manager, Software Business Unit from January 2001 until July 2002 and from November 2000 to December 2000 he served as our Vice President, Convergent Services Platform. From 1998 to October 2000, he served in various positions with TCSI Corporation, most recently Vice President of Global Sales and Director of Product Marketing. From 1996 to 1998, Mr. Smart was Vice President and General Manager at Master Software, Inc., a systems integrator specializing in custom applications for the telecommunications industry. Mr. Smart earned his B.A. degree from San Diego State University and an M.B.A. degree from St. Mary's College.

        David L. Teichmann has served as our Senior Vice President, General Counsel and Secretary since January 2002. From July 1998 to December 2001, he served as our Vice President, General Counsel and Secretary. From 1993 to July 1998, he served in various positions at Sybase, Inc., a software company, including Vice President, International Law as well as Director of European Legal Affairs based out of Sybase's Netherlands headquarters. From 1989 to 1993, Mr. Teichmann was Assistant General Counsel handling legal matters in Asia-Pacific, Japan, Canada and Latin America for Tandem Computers Corporation, a computer company. Mr. Teichmann holds a B.A. degree in Political Science from Trinity College, an M.A.L.D. degree in Law & Diplomacy from the Fletcher School of Law & Diplomacy and a J.D. degree from the University of Hawaii School of Law.

EXECUTIVE COMPENSATION

Officer Compensation

        The following table sets forth all compensation awarded to, earned by or paid for services rendered to GRIC in all capacities during the years ended December 31, 2000, 2001 and 2002 by our chief executive officer, our four other most highly compensated executive officers who earned at least $100,000 and were serving as executive officers as of December 31, 2002, and any other persons who served as executive officers during 2002 who, had such person served as an executive officer as of December 31, 2002, would have been one of our four most highly compensated executive officers (collectively, the "Named Executive Officers"). We do not grant stock appreciation rights and have no long-term compensation benefits other than stock options.

Summary Compensation Table

Long-Term Compensation Awards
Annual Compensation
				All Other Compensation ($)	Securities Underlying Options
	Year	Salary ($)	Bonus ($)
Dr. Hong Chen Chairman and Former Chief Executive Officer	2002 2001 2000	275,000 248,766 277,434	60,000 60,000 80,438	— — —	350,000 135,000 400,000
Bharat Davé(1) Acting Chief Executive Officer, President and Chief Operating Officer	2002 2001 2000	270,000 243,906 72,930	60,000 60,000 26,350	— — —	250,000 435,000 300,000
David L. Teichmann Senior Vice President, General Counsel and Secretary	2002 2001 2000	205,000 185,737 193,138	40,000 40,000 46,080	— — —	110,000 82,500 14,000
John Rasmus(2) Vice President, Corporate and Business Development	2002 2001	200,000 146,667	25,000 40,000	— —	117,500 20,000
Michael A. Smart(3) Vice President Engineering and Product Management	2002 2001 2000	173,750 154,032 23,311	30,000 30,000 5,850	— — —	80,000 30,000 35,000

(1)
Mr. Davé joined GRIC in September 2000.

(2)
Mr. Rasmus joined GRIC in March 2001 and ceased to be a GRIC employee in January 2003.

(3)
Mr. Smart joined GRIC in November 2000.

        The following table sets forth further information regarding option grants to each of the Named Executive Officers during 2002. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option terms.

Option Grants in 2002

Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
	Number of Securities Underlying Options Granted (#)(1)(4)	Percent of Total Options Granted to Employees in 2002(%)(2)
Name			Exercise Price Per Share($)	Expiration Date
					5%	10%
Dr. Hong Chen	300,000 50,000	14.93 2.49	1.430 1.363	1/29/2012 10/22/2012	$269,796 42,859	$683,716 108,614
Bharat Davé	200,000 50,000	9.96 2.49	1.430 1.363	1/29/2012 10/22/2012	179,864 42,859	455,810.34 108,613.55
David L. Teichmann	40,000 70,000	1.99 3.48	1.450 1.430	7/23/2012 1/29/2012	36,476 62,952	92,437.06 159,533.62
John Rasmus	20,000	0.99	1.430	1/29/2012	17,986	45,581.03
Michael A. Smart	40,000 40,000	1.99 1.99	1.450 1.430	7/23/2012 1/29/2012	36,476 35,973	92,437.06 91,162.07

(1)
Options were granted under our 1999 Equity Incentive Plan.

(2)
Based on an aggregate of 2,009,025 options granted by us during the fiscal year ended December 31, 2002 to our employees and consultants, including the Named Executive Officers.

(3)
The potential realizable value is calculated based on the term of the option at its time of grant (ten years). It is calculated assuming that the fair market value of the common stock on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price.

(4)
The shares vest monthly over 50 months, except that on April 22, 2003, options to purchase 50,000 shares will vest in full for each of Bharat Davé and Hong Chen.

        The following table sets forth the number of shares acquired upon the exercise of stock options during 2002, and the number of shares covered by both exercisable and unexercisable stock options held, by each of the Named Executive Officers at December 31, 2002. Also reported are values of unexercised "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our common stock on December 31, 2002 ($2.48 per share).

Aggregate Option Exercises in 2002 and Year-End Values

        The following table sets forth certain information concerning the number and value at December 31, 2002 of unexercised options held by the Named Executive Officers. None of the Named Executive Officers exercised any stock options during fiscal 2002.

	Number of Securities Underlying Unexercised Options at December 31, 2002
			Value of Unexercised In-the-Money Options at December 31, 2002
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Dr. Hong Chen	427,000	458,000	$181,582	$376,405
Bharat Davé	529,000	456,000	493,943	374,904
David L. Teichmann	182,328	75,243	153,018	76,044
John Rasmus	63,900	73,600	87,099	96,780
Michael A. Smart	84,700	60,300	80,909	55,052

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth certain information, as of December 31, 2002, concerning securities authorized for issuance under all equity compensation plans of the Company:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,000,398	$5.96	3,735,601	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	5,000,398	$5.96	3,735,601

(1)
Includes 1,720,650 shares available for issuance under our 1999 Equity Incentive Plan, 168,371 shares available for issuance under our 1999 Employee Stock Purchase Plan, 1,779,217 shares available for issuance under our 1997 Stock Option Plan and 67,363 shares available for issuance under our 1995 Stock Option Plan.

Director Compensation

        Except for Mr. Wright, no non-employee directors currently receive any cash compensation from us for their service as members of our board of directors. We do, however, have a compensation policy for non-employee directors, although none of our directors other than Mr. Wright are currently entitled to be paid for their services under this policy. Our outside director compensation policy provides for reimbursement of expenses, stock option grants under our 1999 Equity Incentive Plan as described below, payment for attendance at board meetings of $1,500 per meeting and payment for attendance at committee meetings of $500 per meeting.

        Under our 1999 Equity Incentive Plan, non-employee directors are granted an option to purchase 10,000 shares of common stock when they first become a member of our board of directors. In addition, immediately following the annual meeting, each non-employee director is automatically granted an additional option to purchase 7,500 shares of common stock if they have served continuously as a member of the board of directors for at least one year. All shares under these grants are immediately exercisable, subject to a right or repurchase at the exercise price. For initial grants, the right of repurchase will expire as to 20% percent of the shares after 10 months and thereafter in equal installments over the succeeding 40 months. For subsequent grants, the right of repurchase will lapse in equal installments over 50 months.

Compensation Committee Interlocks and Insider Participation

        Messrs. Hsu, Huang, Lee and Zaelit are the members of the Compensation Committee. None of the members of the Compensation Committee was at any time during 2002 an officer or employee of GRIC or any of its subsidiaries. Mr. Zaelit previously served as our Senior Vice President and Chief Financial Officer until November 2001, at which time he became a member of the Board of Directors. He became a member of the Compensation Committee on January 29, 2002. No executive officer of GRIC served during 2002 or serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board or our Compensation Committee. Dr. Chen and Mr. Davé participate in the discussions and decisions regarding salaries and incentive compensation for all executive officers of GRIC, except that Messrs. Chen and Davé are excluded from discussions regarding their salary, incentive and stock compensation.

REPORT OF THE
COMPENSATION COMMITTEE

        The Compensation Committee of the board of directors currently consists of Paul Huang, Mark Hsu, Kheng Nam Lee and Joseph M. Zaelit, each of whom are outside directors of GRIC. The Compensation Committee reviews and recommends to the board of directors the compensation and benefits of all officers of GRIC and establishes and reviews general policies relating to compensation and benefits of employees of GRIC. The following is the report of the Compensation Committee describing compensation policies and rationale applicable to GRIC's executive officers for the fiscal year ended December 31, 2002. This report of the Compensation Committee is required by the SEC and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.

Compensation Philosophy and Review

        GRIC's executive compensation program is generally designed to align the interests of executives with the interests of stockholders and to reward executives for achieving corporate and individual objectives. The executive compensation program is also designed to attract and retain the services of qualified executives in the high technology marketplace. Executive compensation currently consists of a base salary, annual incentive plan and other compensation and benefit programs generally available to other employees.

        The committee has considered the impact of Section 162(m) of the Internal Revenue Code on the compensation paid to GRIC's executive officers. Section 162(m) disallows a tax deduction for any publicly-held corporation for compensation paid to an executive officer that exceeds $1.0 million in any taxable year, unless the compensation is performance-based. In general, it is the committee's policy to qualify, to the maximum extent possible, our executives' compensation for deductibility under applicable tax laws.

Base Salaries

        Base salary levels for the Chief Executive Officer ("CEO") and other executive officers are intended to compensate executives competitively within the high-technology marketplace. Base salaries are determined by the committee by evaluating each executive's scope of responsibility, past performance, prior experience and data on prevailing compensation levels in relevant markets for executive talent. Regarding the latter measure, certain companies included in the peer group index of the stock performance graph are also included in surveys reviewed by the committee in determining salary levels for the CEO and other executive officers of GRIC. Base salaries for executives are reviewed annually by the committee and approved by the full board of directors.

Annual Incentive Plan

        We provide annual incentive bonuses for our executive officers as well as other key management employees. The annual incentive plan is intended to link management compensation with corporate and individual objectives. The level of bonus is based on a percentage of annual base salary. At the beginning of each year, we set certain corporate objectives (including financial performance goals) and each individual manager sets his or her own personal objectives to support the achievement of the corporate objectives. At the end of the year, performance is assessed and the level of bonus payable, if any, is determined. Achievement of corporate objectives is given more weight than achievement of personal objectives for purposes of determining the annual bonus. For 2002, no annual incentive payments were made, to reflect the underachievement of corporate objectives, and as part of our overall cost containment strategy to help us achieve profitability.

Other Compensation

        Our executive officers are also eligible to participate in compensation and benefit programs generally available to other employees, including our Employee Stock Purchase Plan. In addition, from time to time, executive officers have received sign-on bonuses or other bonuses based on extraordinary effort.

CEO Compensation

        Dr. Hong Chen was our Chief Executive Officer in 2002. The committee reviewed Dr. Chen's compensation using the same criteria and policies as are used for other executive officers and recommended maintaining his fiscal 2002 base salary at $275,000, the same level it was in fiscal 2001. This decision was based on a variety of factors, including our overall cost containment strategy to help us achieve profitability. Dr. Chen did not receive a bonus for the 2002 annual period as a result of not obtaining annual revenue performance objectives. The board of directors approved the committee's recommendation for Dr. Chen's compensation.

        Bharat Davé was named Acting Chief Executive Officer in January 2003. In March 2003, the committee recommended, and the board of directors approved, increasing Mr. Davé's fiscal year 2003 base salary from $270,000 to $300,000 and maintaining his target annual incentive payment at 50% of base salary. He also received an option to purchase 50,000 shares of our common stock. This option will vest in January 2004, subject to the terms of the underlying option grant. This decision was based on a variety of factors, including the scope and responsibility of the CEO office and comparisons of CEO compensation levels for companies of similar size and maturity.

SUBMITTED BY THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:
Dr. Yen-Son (Paul) Huang, Chairman
Mark Hsu
Kheng Nam Lee
Joseph M. Zaelit

REPORT OF THE
AUDIT COMMITTEE

        The Audit Committee consists of Gerald Wright, Robert Shen, Hock Chuan Tam and Joseph M. Zaelit, each of whom are outside directors. This report of the Audit Committee is required by the SEC and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed "soliciting material" or "filed" under such acts.

        The Audit Committee's purpose is to assist the board of directors in its oversight of our financial accounting, reporting and controls. The board of directors, in its business judgment, has determined that the composition of the Audit Committee conforms to the independence, financial experience and financial understanding requirements as defined by the rules of The Nasdaq Stock Market. The Audit Committee operates pursuant to a charter approved by the board of directors on June 14, 2000.

        Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. GRIC's independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards. The Audit Committee discussed with our independent auditors the overall scope and plans for its audit. The Audit Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting.

        In performing its oversight role, the Audit Committee considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with maintaining the auditors' independence and has discussed with the auditors the auditors' independence. The Audit Committee recommended to the board of directors (and the board approved) that the audited financial statements be included in our 2002 annual report on Form 10-K. The Audit Committee and the board of directors also recommended, subject to stockholder approval, the selection of Ernst & Young LLP as independent auditors to the Company.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:
Gerald Wright, Chairman
Robert Shen
Hock Chuan Tam
Joseph M. Zaelit

PERFORMANCE GRAPH

        The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

        The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for GRIC, the Nasdaq Composite Stock Market Index (US), the JP Morgan H&Q Internet 100 Index and the RDG Internet Index. The graph assumes that $100 was invested in our common stock, the Nasdaq Composite Stock Market (US), the JP Morgan H&Q Internet 100 Index and the RDG Internet Index from December 15, 1999, the date our common stock commenced trading on the Nasdaq Stock Market, through December 31, 2002. Note that historic stock price performance is not necessarily indicative of future stock price performance.

COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN*
AMONG GRIC COMMUNICATIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX,
THE JP MORGAN H & Q INTERNET 100 INDEX AND THE RDG INTERNET INDEX

*	$100 invested on 12/15/99 in stock or on 11/30/99 in index- including reinvestment of dividends. Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Except as described in the Executive Compensation section above, from January 1, 2002 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which GRIC or any of its subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our common stock or member of the immediate family of any of the foregoing persons had (or will have) a pecuniary interest.

        On January 29, 2003, we announced that our co-founder, Dr. Hong Chen, had decided to resign as our Chief Executive Officer and continue as Chairman of our Board of Directors. In connection with this transition, we made a payment of $300,000 to Dr. Chen. In exchange for his services as Chairman, Dr. Chen will receive an annual salary of $100,000 and received an option to purchase 250,000 shares of our common stock. This option will vest when Dr. Chen completes his service as Chairman for an additional year in January 2004, subject to the terms of the underlying option grant.

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership on a Form 3 and reports of changes in ownership of our common stock and other equity securities on a Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are required to furnish us with copies of all Section 16(a) forms that they file. Based solely on its review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and 10% Stockholders made all the necessary filings under Section 16(a) during 2002.

STOCKHOLDER PROPOSALS

        Stockholder proposals for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2004 must be received by December 18, 2003. Stockholder proposals that are not intended for inclusion in the proxy statement for our annual meeting, but that stockholders intend to introduce at the annual meeting, as well as proposed stockholder nominations for the election of directors at the annual meeting, must each comply with advance notice procedures set forth in our by-laws in order to be brought properly before that annual meeting. With regard to next year's annual meeting of stockholders, the written notice must be received by our Secretary no earlier than February 20, 2004, 2004 and no later than March 22, 2004. In addition to timing requirements, the provisions of the by-laws contain informational content requirements that must also be met. A copy of the by-law provisions governing these timing procedures and content requirements may be obtained by writing to our Secretary at the address specified above. If the presiding officer at the annual meeting of stockholders determines that business, or a nomination, was not brought before the meeting in accordance with the by-law provisions, then that business will not be transacted and the defective nomination will not be accepted.

OTHER BUSINESS

        The board does not presently intend to bring any other business before the meeting, and, so far as is known to the board, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

FINANCIAL STATEMENTS

        The information required by Item 13(a) of Schedule 14A with respect to our audited financial statements and management's discussion and analysis of financial condition and results of operations is filed with our annual report on Form 10-K dated March 31, 2003 and is hereby incorporated by reference pursuant to Item 13(b) of Schedule 14A.

WHERE YOU CAN FIND MORE INFORMATION

        We are required to file reports and other information with the SEC pursuant to the information requirements of the Securities Exchange Act of 1934.

        Our filings with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information relating to public reference rooms. Copies of our filings may be obtained at the prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the SEC maintains an Internet site (http://www.sec.gov) that contains certain reports, proxy statements and other information regarding GRIC.

        Statements contained in this proxy statement as to the contents of any contract or other document referred to in this proxy statement are not necessarily complete, and in each instance reference is made to the copy of such contract or other document.

BY ORDER OF THE BOARD OF DIRECTORS

David L. Teichmann Senior Vice President, General Counsel and Secretary

Milpitas, California
April 16, 2003

Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

PROXY

GRIC COMMUNICATIONS, INC.
1421 McCarthy Blvd., Milpitas, California 95035

Annual Meeting of Stockholders—May 21, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Bharat Davé and Kim S. Silverman, and each of them, as proxies of the undersigned, each with full power to appoint his or her substitute, and hereby authorizes them to represent and to vote all the shares of stock of GRIC Communications, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of GRIC Communications, Inc. (the "Meeting") to be held on May 21, 2003 at 10:00 a.m., local time, at the Sheraton San Jose Hotel, 1801 Barber Lane, California, and at any adjournment or postponement thereof.

When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the Board of Director nominees and for Proposal 2, and this Proxy authorizes the above designated Proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

[See reverse side] (Continued and to be signed on reverse side)

☒
Please mark votes as in this example

The Board of Directors recommends a vote FOR the Proposals:

1.	ELECTION OF DIRECTORS.
Series A Nominees: (01) Mark Hsu, (02) Kheng Nam Lee, (03) Robert Shen
	Additional Nominees:	(04) Dr. Hong Chen, (05) Bharat Davé, (06) Roderick C. McGeary, (07) Hock Chuan Tam, (08) Gerald Wright, (09) Joseph M. Zaelit
☐ For All Nominees ☐ Withhold From All Nominees
☐
For all Nominee(s) except as written
2.
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.
☐ For ☐ Against ☐ Abstain

Mark here for address change and note at left ☐

Mark here if you plan to attend the meeting ☐

Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the meeting.

Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

Signature:	Date:
Signature:	Date:

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VOTING RIGHTS AND SOLICITATION OF PROXIES
EXPENSES OF SOLICITATION
REVOCABILITY OF PROXIES
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE COMPENSATION COMMITTEE
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
OTHER BUSINESS
FINANCIAL STATEMENTS
WHERE YOU CAN FIND MORE INFORMATION
PROXY GRIC COMMUNICATIONS, INC. 1421 McCarthy Blvd., Milpitas, California 95035 Annual Meeting of Stockholders—May 21, 2003 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS